UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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GI DYNAMICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 19, 2020, GI Dynamics, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K containing a press release (the “Press Release”) announcing, among other things, that the Company will not further postpone its Special Meeting of Stockholders and, as a result, will hold such meeting on June 20, 2020 at 6:00 p.m., EDT, which is June 21, 2020 at 8:00 a.m., AEST, and will be held virtually due to COVID-19 via the online platform at https://agmlive.link/GID20. The record date of April 21, 2020 has not changed. The Press Release is provided below.

Boston, United States

Sydney, Australia

19 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Placement of $750,000 Unsecured Convertible Promissory Note

Update on Potential Financing and Special Meeting

BOSTON and SYDNEY — 19 June 2020 — GI Dynamics® Inc. (ASX:GID) (“GID” or the “Company”), a medical device company that is developing EndoBarrier® for patients with type 2 diabetes and obesity, is pleased to announce that it has issued a US$750,000 Unsecured Convertible Promissory Note to Crystal Amber Fund Limited (“Crystal Amber”), the Company’s largest stockholder and a Related Party for Australian Securities Exchange (“ASX”) purposes.

Issuance of an Unsecured Convertible Promissory Note

The Company confirms that it has issued and sold an Unsecured Convertible Promissory Note in the principal amount of US$750,000 to Crystal Amber (the “Bridge Note”).

The Bridge Note will accrue annually compounded interest at a rate of 5 percent (5%), except under a state of default which would increase the rate to 8 percent (8%). The Bridge Note principal and all unpaid accrued interest will become due and payable, at Crystal Amber’s discretion, on or after the six-month anniversary of its issuance.

Subject to the Company’s delisting from the ASX, at the close of the next equity financing totaling more than US$8 million by the Company (the “Qualified Financing”), the Bridge Note principal and all unpaid accrued interest will automatically convert into shares of capital stock issued in the Qualified Financing at a conversion price equal to eighty percent (80%) of the price paid per share of such capital stock in the Qualified Financing. If the delisting proposal is not approved and the Company remains listed on the ASX at the close of the Qualified Financing, Crystal Amber will not be permitted to convert the outstanding balance into CDIs or common stock of the Company unless and until such conversion feature has been approved by stockholders of the Company (this feature is similar to the terms of the previous convertible notes that have been issued to Crystal Amber).

Boston, United States

Sydney, Australia

19 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

If a Change of Control (as defined in the Bridge Note) occurs prior to the maturity date of the Bridge Note, Crystal Amber will have the right to exercise an option to receive a cash payment of all accrued unpaid interest plus 110 percent (110%) of the outstanding principal in full satisfaction of the Bridge Note.

The Company will use the funds raised from the issuance of the Bridge Note will be used for general corporate purposes.

The material terms of the Bridge Note are outlined in Attachment 1.

Confirmation of Special Meeting and Status of further Potential Fundraising

The Company’s Special Meeting to consider the proposed delisting of the Company from the Official List of the ASX was originally scheduled to be held on 7 June 2020 at 6:00 pm (EDT), which was 8 June 2020 at 8:00 am (AEST), as announced on 27 May 2020 (AEST).

Due to the lack of certainty in relation to a financing that would allow the Company to maintain operations for the foreseeable future, the Special Meeting was initially postponed to 16 June 2020 (17 June 2020 (AEST) and on 15 June 2020 (AEST) the Special Meeting was further postponed to 20 June 2020 at 6:00 pm (EDT), which is 21 June 2020 at 8:00 am (AEST).

As detailed above, the Company has now secured short term funding under the Bridge Note.

In relation to a longer term financing beyond the Bridge Note, at this stage the Company confirms that it has not been able to agree to terms of a “Potential Fundraising” (as defined in the proxy statement and notice of special meeting that was announced on ASX on 26 May 2020 (AEST) (“Proxy Statement”)). The Company confirms, however, that it is continuing negotiations with various parties in this regard (including Crystal Amber). As detailed in the Proxy Statement, the investors that the Company continues to negotiate with would require the Company to be unlisted as a condition of any investment.

Boston, United States

Sydney, Australia

19 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

The Company wishes to confirm, however, that there is no guarantee that additional funding will be able to be secured from Crystal Amber or any other third party.

With the Bridge Note now secured, and negotiations continuing with potential investors who are only interested in potentially investing in the Company if it is unlisted, the Company is proposing to proceed with the Special Meeting as currently scheduled.

Updated details of how to attend and vote at the Special Meeting are set out below. If you have any questions on this process, please contact the Company Secretary.

Meeting Details and Voting Details

The Special Meeting will be held as a webcast via the online platform at https://agmlive.link/GID20 and details on how to access the meeting can be found on the Company’s website or within the Proxy Statement that was attached to the Company’s announcement on 27 May 2020 AEST.

If you have already voted your shares of common stock or directed CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CHESS Depositary Interests (“CDIs”) by completing the CDI Voting Instruction Form, your prior vote will remain voted without the need for you to take any additional action. The polls have now closed for CDI holders to change their vote or cast additional votes.

If you held shares of common stock on the Record Date and have not yet voted, you may do so now using the directions provided in the Proxy Statement. If you held shares of common stock on the Record Date and have already voted, you may change your vote or revoke your proxy at any time before the Special Meeting in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed in the Proxy Statement;

Boston, United States

Sydney, Australia

19 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

●	by re-voting by Internet as instructed in the Proxy Statement;

●	by notifying the Company’s corporate secretary in writing at GI Dynamics, Inc., 320 Congress Street, Boston, MA 02210, U.S.A., Attention: Corporate Secretary, before the Special Meeting that you have revoked your proxy; or

●	by virtually attending the Special Meeting, revoking your proxy and voting via the online platform at https://agmlive.link/GID20. Virtual attendance at the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request during the Special Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee.

If you held CDIs on the Record Date, the polls have closed, and your vote will be recorded as you instructed CHESS Depositary Nominees Pty Ltd (“CDN”).

This announcement is being made in accordance with Rule 135c of the Securities Act of 1933, as amended, and is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.

This announcement has been authorized for release by Charles Carter, chief financial officer and corporate secretary of GI Dynamics.

About GI Dynamics

GI Dynamics®, Inc. (ASX:GID) is the developer of EndoBarrier®, the first endoscopically delivered medical device for the treatment of type 2 diabetes and the reduction of obesity. EndoBarrier is not approved for sale and is limited by federal law to investigational use only. EndoBarrier is subject to an Investigational Device Exemption by the FDA in the United States and is entering concurrent pivotal trials in the United States and India.

Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information please visit the Company website at www.gidynamics.com.

Boston, United States

Sydney, Australia

19 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Forward Looking Statements

This announcement may contain forward-looking statements. These statements are based on management’s current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to continue to operate as a going concern; the ability of the Company, its critical vendors, and key regulatory agencies to resume operational capabilities subsequent to the removal of COVID-19 pandemic restrictions; the Company’s ability to raise sufficient additional funds to continue operations, including the successful closing of the Potential Financing and a delisting from the ASX; the Company’s ability to execute STEP-1 under the FDA’s Investigational Device Exemption; the Company’s ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events; the Company’s ability to enroll patients in accordance with I-STEP; the Company’s ability to secure a CE Mark; the Company’s ability to maintain compliance with its obligations under its existing convertible note and warrant agreements executed with Crystal Amber, including its obligations to make payment on the convertible note that is now due on 29 June 2020 and its ability to further restructure the terms of such convertible note with Crystal Amber if the Company is unable to raise sufficient funds to enable it to fully repay such convertible note when due; obtaining and maintaining regulatory approvals required to market and sell the Company’s products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of the Company’s products; product pricing; timing of product launches; future financial results; and other factors, including those described in the Company’s filings with the SEC.

Given these uncertainties, one should not place undue reliance on these forward-looking statements. The Company does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless it is required to do so by law.

###

Boston, United States

Sydney, Australia

19 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

ATTACHMENT 1

Financing Terms

The key terms of the Financing are as follows:

(a)	Stockholder Approval: The US$750,000 Note will be issued immediately; For as long as the Company remains on the Official List of ASX, the conversion features of the Bridge Note are subject to stockholder approval, which will be sought at a Special Meeting of Stockholders

(b)	Borrower: GI Dynamics, Inc.

(c)	Lender: Crystal Amber Fund Limited

(d)	Principal Amount / Face Value of Note: US$750,000

(e)	Funding Date: 18 June 2020.

(f)	Interest: 5% per annum, compounded annually (increasing to 8% per annum in the event of default).

(g)	Note Conversion: Following the delisting of the Company from the Official List of the ASX, upon closing of a Qualified Financing, the Bridge Note will automatically convert into shares of capital stock of the Company issued in the Qualified Financing at a conversion price equal to eighty percent (80%) of the price per share of such capital stock issued in the Qualified Financing. Should the Company remain on the Official List of the ASX through the maturity date, the Principal Amount plus accrued and unpaid interest thereon will be convertible at the option of the Lender into the Borrower’s CHESS Depositary Interests (CDIs) at a conversion price equal to A$0.02 per CDI, subject to the conversion features of the Bridge Note being approved by stockholders.

(h)	Maturity / Repayment: The Principal Amount and unpaid accrued interest becomes due and payable, upon the Lender’s demand, on or after the 6-month anniversary of the Funding Date, unless it is repaid in full or converted at an earlier date in accordance with its terms.

Boston, United States

Sydney, Australia

19 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

(i)	Change of Control: Upon a change of control of the Borrower, the Lender may, at its option, demand to receive a cash payment equal to all accrued and unpaid interest plus equal to 110% of the unpaid Principal Amount in full satisfaction of the Bridge Note.

(j)	Prepayments: Not permitted at the Borrower’s option without the Lender’s consent.

(k)	Events of Default: Upon the occurrence of an event of a default, the unpaid Principal Amount plus accrued and unpaid interest generally becomes immediately due and payable.

(l)	Use of Funds: For general corporate purposes.

(m)	Transferability / Assignability: The Bridge Note is not transferable or assignable within 12 months after its issuance, except as permitted by the Corporations Act 2001 (Cth).

(n)	Transfer of CDIs Issued on Conversion: Any CDIs issued on a conversion of the Bridge Note are not transferrable within 12 months after their issuance (and the CDIs will be subject to a holding lock), except as permitted by the Corporations Act 2001 (Cth).